Exhibit 99.1

JOHN D. THOMPSON JOINS TRANSGENOMIC’S BOARD OF DIRECTORS

OMAHA, Neb. (May 15, 2014) -- Transgenomic, Inc. (NASDAQ: TBIO), a global biotechnology company advancing personalized medicine in cardiology, oncology, and inherited diseases through advanced diagnostic tests and clinical and research services, today announced the appointment of John D. Thompson to its Board of Directors. His appointment was effective May 14, 2014.

“John Thompson brings extensive experience in life sciences business development, corporate strategy and mergers and acquisitions at top tier firms to our Board,” said Rodney S. Markin, M.D., Ph.D., Chairman of Transgenomic. “John’s insights and expertise gained from his years as an influential strategist and dealmaker at legendary life sciences firms should be extremely valuable to Transgenomic as we work to achieve a leadership position in the rapidly growing personalized medicine arena.”

Mr. Thompson commented, “We are at an important juncture in the life sciences, as rapidly evolving technology, globalizing markets and changing customer expectations are creating large opportunities for companies with innovative technology and the requisite business savvy. Transgenomic has unique technologies with very large commercial potential, and I look forward to the opportunity to contribute at this exciting time for the company.”

Most recently, Mr. Thompson has served as a consultant and board member to a number of life sciences enterprises. Previously, he was Senior Vice President, Strategy and Corporate Development at Invitrogen Corporation, where he completed over 20 transactions with an aggregate value in excess of $2 billion, in-licensed more than 200 compounds, and charted the company’s ambitious growth plans. Previously he was Senior Vice President, Strategic and Business Development at Dexter Corporation, where he led restructuring activities involving more than a dozen acquisitions and divestitures. Earlier he was Vice President, Financial Services and Treasurer, where he negotiated financings totaling $100 million, and refinanced multicurrency debt and credit agreements.

Mr. Thompson also worked at Dexter subsidiary, Life Technologies. As Senior Vice President and General Manager, Americas Research Products Division, he helped achieve annual double-digit sales and earnings growth while divesting less promising businesses. As Vice President Finance, Secretary and Treasurer, he helped focus the business on high technology products, oversaw the merger that resulted in the formation of Life Technologies and helped ensure the success of its IPO.

Mr. Thompson began his career in public accounting at Ernst & Young. He received a BBS degree from Cleveland State University.

About Transgenomic

Transgenomic, Inc. is a global biotechnology company advancing personalized medicine in cardiology, oncology, and inherited diseases through advanced diagnostic technologies, such as its revolutionary ICE COLD-PCRTM and its unique genetic tests provided through its Patient Testing business. The company also provides specialized clinical and research services to biopharmaceutical companies developing targeted therapies and sells equipment, reagents and other consumables for applications in molecular testing and cytogenetics. Transgenomic’s diagnostic technologies are designed to improve medical diagnoses and patient outcomes.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” of Transgenomic within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in Transgenomic's filings with the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this press release. All information in this press release is as of the date of the release and Transgenomic does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

Contact:

Media Contact:

BLL Partners LLC

Barbara Lindheim, 212-584-2276

blindheim@bllbiopartners.com

Investor Contact:
Argot Partners
Susan Kim, 212-600-1902
susan@argotpartners.com

Company Contact:
Transgenomic, Inc.
Donna Christian, 402-452-5416
investorrelations@transgenomic.com